Exhibit 23.1

                          CONSENT OF INDEPENDENT PUBLIC
                                   ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our
reports  included  in  this  Form  10-K,  into  the  Trust's   previously  filed
Registration Statement on Form S-3 (No.
333-28737).

                                                  /s/ ARTHUR ANDERSEN LLP
                                                      ARTHUR ANDERSEN LLP

San Antonio,  Texas
February 5, 1999